                                                                    EXHIBIT 23.1
                                                                    ------------


                         Independent Auditors' Consent


The Board of Directors
MGI PHARMA, INC.:



     We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                 /s/  KPMG Peat Marwick LLP



Minneapolis, Minnesota
October 20, 1997